UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 28, 2007

Fog Cutter Capital Group Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	0-23911	52-2081138
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1410 SW Jefferson Street, Portland, OR 97201

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (503) 721-6500

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

     On February 28, 2007, the Company issued a press release regarding the sale of George Elkins Mortgage Banking. A copy of that press release is furnished as Exhibit 99.01 to this report. Such press release is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 8.01  Other Events

On February 28, 2007, Fog Cap Commercial Lending Inc., a wholly owned subsidiary of  Fog Cutter Capital Group Inc., sold its 51% interest in George Elkins Mortgage Banking Company and issued the attached press release.  The disposition of these assets did not meet the materiality reporting thresholds of a “significant” asset or business.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibit is filed as part of this report:

Exhibit 99.01 — Press release dated February 28, 2007.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Fog Cutter Capital Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 28, 2007

FOG CUTTER CAPITAL GROUP INC.

/s/ R. Scott Stevenson

By:
R. Scott Stevenson
Senior Vice President and Chief
Financial Officer

Exhibit Index

Exhibit Number	Description
99.01	Press release dated February 28, 2007.